October 2, 2023

Daniel Greenspan, Esquire

U.S. Securities & Exchange Commission

Division of Investment Management
100 F Street, N.E.

Washington, D.C. 20549

Re: T. Rowe Price Capital Appreciation Fund, Inc.

T. Rowe Price Capital Appreciation and Income Fund

 T. Rowe Price Capital Appreciation and Income Fund—Investor Class

 T. Rowe Price Capital Appreciation and Income Fund—I Class

 File Nos.: 033-05646/811-4519

Dear Mr. Greenspan:

This letter is being filed in accordance with Rule 497(j) of the Securities Act of 1933. There are no changes to the Fund’s prospectus and Statement of Additional Information (“SAI”) that were filed under Rule 485(b) on September 22, 2023.

The Fund’s prospectus and SAI went effective automatically on October 1, 2023.

If you have any questions about this filing, please give me a call at 410-345-4981 or, in my absence, Vicki S. Booth at 410-577-5024.

Sincerely,

/s/Tawanda L. Cottman
Tawanda L. Cottman